UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2012

VIKING INVESTMENTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Broadway, 7th Floor
New York, NY  10006
(Address of principal executive offices, including zip code)

(347) 329-2954
(Registrant’s telephone number, including area code)

Kerry Center, 1515 West Nanjing Road, 29th Floor
Shanghai, 200040
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As of July 27, 2012, the Registrant has relocated its headquarters and principal executive offices to 65 Broadway, 7th Floor, New York, New York, 10006.  Its new phone number is (347) 329-2954.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release regarding name and ticker symbol change.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING INVESTMENTS GROUP, INC.

Date: July 27, 2012	By:	/s/ Tom Simeo
Tom Simeo
CEO, Chairman

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